                                                                   Exhibit 99.2


                                                         Contract Number: [*]

                                AMENDMENT TO THE
                       XBOX PUBLISHER LICENSING AGREEMENT
          (Term, Tier [*], limited Tier Migration, Super Hits Program,
       Minimum Order Quantities, Samples, Demo Versions, Billing Addresses)


         This Amendment to the Xbox Publisher License Agreement (this "Amendment") is entered into and effective as of March 1, 2005 (the "Amendment Effective Date") by and between Microsoft Licensing, GP, a Nevada general partnership ("Microsoft"), and Atari, Inc. ("Licensee" or "Publisher"), and supplements that certain Xbox(TM) Publisher License Agreement between the parties dated as of April 1, 2000, as amended (the "PLA).


                                    RECITALS

         A. Microsoft and Publisher entered into the PLA to establish the terms under which Publisher may publish video games for Microsoft's Xbox video game system.


         B. The parties now wish to extend the Term of the PLA and amend certain provisions thereof for Publisher's continued manufacture and distribution of video games for the Xbox,


         Accordingly, for and in consideration of the mutual covenants and conditions contained herein, and for other good and valuable consideration, receipt of which each party hereby acknowledges, Microsoft and Publisher agree as follows:



1. DEFINITIONS; INTERPRETATION



         1.1 "Asian Sales Territory" means the territory comprising Taiwan, Hong Kong, Singapore and Korea, and any other countries that are listed by Microsoft from time to time as set forth in the Xbox Guide, The Asian Sales Territory does not include Japan.

         1.2 "Base Royalty" means the licensing fee to be paid to Microsoft as defined in this Amendment.

         1.3 "Demo Versions" means a small portion of a Software Title that is provided to end users at no or minimal cost to advertise or promote the Software Title.

         1.4 "Standard FPU" means an FPU of a Software Title which is not a Hits FPU. The Commercial Release of a Software Title may only consist of Standard FPUs.

         1.5 Except as expressly provided otherwise in this Amendment, capitalized terms shall have the same meanings ascribed to them in the PLA or its amendments.

         1.6 The terms of the PLA are incorporated by reference, and except and to the extent expressly modified by this Amendment or any previous amendments, the PLA shall remain in full force and effect and is hereby ratified and confirmed. In the event of any conflict between this Amendment and the PLA or any prior amendments thereto, the terms of this Amendment shall control, In the event of any conflict between this Amendment and the Xbox Guide, the terms of this Amendment shall control. The parties specifically acknowledge that except as expressly set forth herein, this Amendment supersedes any prior amendments to the PLA related to manufactured FPU royalty rates and/or payments.



2. TERM

The term of the PLA is hereby extended until [*] (the "Current Term"). Unless one party gives the other notice within [*] prior to the end of the Current Term, this Agreement shall automatically renew for a single renewal term of [*]. The period of time since the Effective Date of the PLA through the Current Term and any extensions or renewals thereto shall constitute the "Term" as referred to in the PLA and this Amendment.




                             MICROSOFT CONFIDENTIAL             [MICROSOFT LOGO]
                                        1


[*] Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

3. NEW ROYALTY [*]

         3.1 The royalty rate tables and provisions in Sections 7.1.4 and 7.1.5 (or Sections 6.1.4 and 6.1.5) of the PLA describing how royalty rates are calculated are hereby replaced by the provisions of this Amendment. Notwithstanding the foregoing, the [*] described below will only be available to Publisher after [*].

         3.2 Royalty Fee

                  3.2.1 For each FPU manufactured during the Term of the PLA, Publisher shall pay Microsoft nonrefundable royalties in accordance with the royalty tables set forth below (Tables 1 and 2) and the "Unit Discount" table set forth in Section 3.4 of this Amendment (Table 3).

                  3.2.2 The Base Royalty rate is determined by the "Threshold Price" (which is the Wholesale Price (WSP) or Suggested Retail Price (SRP) at which Publisher intends to sell the Software Title in the applicable Sales Territory) and the Publisher's billing election per the PLA ("worldwide" or "regional"). To determine the applicable Base Royalty for a particular Software Title in a particular Sales Territory, the applicable Threshold Price from Table 1 below will determine the correct royalty "Tier." The Base Royalty is then as set forth in Table 2 based on the billing option selected by Publisher under the PLA and the Manufacturing Region in which the FPUs will be manufactured. For example, assume the Wholesale Price of a Software Title to be sold in the European Sales Territory is [*]. According to Table 1, Tier 2 royalty rates will apply to that Software Title. If the Publisher has chosen a worldwide billing election, then the Base Royalty is [*] per Table 2. If Publisher has chosen a regional billing option, the Base Royalty is determined in Table 2 by the Manufacturing Region. If the Software Title were manufactured in the European Manufacturing Region, the Base Royalty would be [*] per FPU. If the Software Title were manufactured in Asian Manufacturing Region, the Base Royalty would be [*] per FPU.





                      NORTH AMERICA WSP      EUROPEAN WSP           JAPAN SRP          ASIA WSP (US$)*
                      -----------------  -------------------    -----------------     ---------------
     [*]              [*]                [*]                    [*]                   [*]
     [*]              [*]                [*]                    [*]                   [*]
     [*]              [*]                [*]                    [*]                   [*]
     [*]              [*]                [*]                    [*]                   [*]


         *This is the US dollar equivalent of local currency in the Asia Sales Territory.



                                                  ROYALTY RATE PER MANUFACTURING REGION FOR
                           WORLDWIDE                        REGIONAL BILLING OPTION
                            BILLING            ----------------------------------------------
                            OPTION             NORTH AMERICAN      EUROPEAN             ASIAN
                            ------             --------------      --------             -----
          [*]               [*]                [*]                 [*]                  [*]
          [*]               [*]                [*]                 [*]                  [*]
          [*]               [*]                [*]                 [*]                  [*]
          [*]               [*]                [*]                 [*]                  [*]
          [*]               [*]                [*]                 [*]                  [*]
          [*]               [*]                [*]                 [*]                  [*]

          3.3 Setting the Base Royalty. Publisher shall submit to Microsoft, at least [*] before placing the fist manufacturing order for a Software Title, a completed and signed "Royalty Tier Selection Form" in the form attached hereto as Exhibit 1 for each Sales Territory. The selection indicated in the form will only be effective once the form has been accepted by Microsoft. If Publisher does not submit a Royalty Tier Selection Form as required hereunder, the Base Royalty for such Software Title will default to Tier 1, regardless of the actual Threshold Price. Except for as provided for under


                             MICROSOFT CONFIDENTIAL             [MICROSOFT LOGO]
                                        2

[*] Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Section 4 of this Amendment, the selection of a Base Royalty for a Software Title in a Sales Territory is binding for [*] even if the Threshold Price is reduced following the Software Title's Commercial Release. Microsoft may change the fees and royalty rates set forth herein upon written notice to Publisher in [*], which new fees and royalty rates will become effective [*].


         3.4 Unit Discounts. Publisher is eligible for a discount to the Base Royalty applicable to FPUs manufactured for a particular Sales Territory (a "Unit Discount") based on the number of Standard FPUs that have been manufactured for sale in that Sales Territory as described in Table 3 below. Note that units manufactured for sale in a Sales Territory are aggregated only towards a discount on FPUs manufactured for that Sales Territory; there is no worldwide or cross-territorial aggregation of units. The discount will be rounded up to the nearest Cent, Yen or hundredth of a Euro. Microsoft may revise the discount schedule upon written notice to Publisher [*], which revised discount schedule will become effective [*].




      Unit           North American Sales          European Sales            Japan Sales
    Discount              Territory                   Territory               Territory          Asian Sales Territory
    --------         --------------------        -------------------     ------------------      ---------------------
      [*]            [*]                         [*]                     [*]                     [*]
      [*]            [*]                         [*]                     [*]                     [*]
      [*]            [*]                         [*]                     [*]                     [*]
      [*]            [*]                         [*]                     [*]                     [*]
      [*]            [*]                         [*]                     [*]                     [*]


          Example I (under worldwide billing election): Publisher manufactures a Software Title for sale in the North American Sales Territory with a wholesale price between [*] and an initial order quantity of [*] Standard FPUs. Publisher manufactures the same Software Title for sale in the European Sales Territory with a wholesale price between [*] and an initial order quantity of [*] Standard FPUs. The actual applied royalty rates for this Software Title would be:

                  i.       For North American Sales Territory:

                           a.  [*] for units [*]  ([*]% discount)

                           b.  [*] for [*]   ([*]% discount)

                  ii.      For European Sales Territory:

                           a.  [*] for units [*]  ([*]% discount)

         Example 2 (under regional billing election): Publisher manufactures [*] Standard FPUs of a Software Title in the North American Manufacturing Region for sale in the North American Sales Territory with a wholesale price between [*]. Publisher then manufactures [*] Standard FPUs in the European Manufacturing Region for sale in the North American Sales Territory with that same wholesale price (total FPUs for North American Sales Territory: [*]). Finally, Publisher manufactures [*] Standard FPUs of the same Software Title in the European Manufacturing Region for sale in the Japan Sales Territory at a suggested retail price below [*]. The actual applied royalty rates for this Software Title would be:

                  i.       For North American Sales Territory:

                           a.  [*] for units [*] ([*]% discount)

                           b.  [*] for units [*] ([*]% discount)

                           c.  [*] for units [*] ([*]% discount)

                  ii.      For Japan Sales Territory:

                           a.  [*] for units [*] ([*]% discount)

4. LIMITED ROYALTY TIER MIGRATION


         4.1 Under the conditions described in this Section 4, Publisher may change the previously elected Base Royalty rate for a Software Title in a specific Sales Territory [*]. In order for the new Base Royalty to be applied to Publisher's FPUs, Publisher shall submit to Microsoft, at least [*] before placing a manufacturing order for the


                             MICROSOFT CONFIDENTIAL             [MICROSOFT LOGO]

                                        3


[*] Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Software Title to which Publisher desires the new Base Royalty to apply, a completed and signed "Royalty Tier Change Form" in the form attached hereto as
Exhibit 2 for each Sales Territory.

         4.2 The Royalty Tier Change Form must be received and acknowledged by Microsoft no sooner than [*] and no later than [*] after the date that the Software Title was Commercially Released in the applicable Sales Territory, which Commercial Release date must occur on or after [*]. No change to a Base Royalty will be effective before [*].

         4.3 The change in Base Royalty represented by the Royalty Tier Change Form will only apply prospectively to manufacturing orders placed after the form has been accepted by Microsoft.

         4.4 Publisher may only submit a single Royalty Tier Change Form per Software Title per Sales Territory.

         4.5 Publisher may only change from Tier [*] to Tier [*], Tier [*] to Tier [*] or Tier [*] to Tier [*],

         4.6 If Publisher submits a Royalty Tier Change Form for a Software Title in a particular Sales Territory, the Software Title is thereafter not eligible to participate in any Hits Program for that Sales Territory.


5. HITS PROGRAMS


         5.1 Publisher may elect to participate in certain Platinum or Classic Hits, Platinum or Classic Family Hits or Super Hits programs (collectively referred to herein as "Hits Programs") for qualified Software Titles (a "Hit FPU"). If Publisher elects to participate in a Hits Program, Publisher must provide Microsoft with a completed and signed Hits Programs Election Form in the form attached hereto as Exhibit 3 no later than [*] prior to the targeted Commercial Release of the Hit FPU. If a Software Title meets the applicable participation criteria in a particular Sales Territory and Microsoft receives the Hits Programs Election Form on time, Publisher is authorized to manufacture and distribute Hit FPUs in such Sales Territory and at the Base Royalty rate in Table 2 of Section 3.2.2 of this Amendment applicable to "Hit FPUs" or "Super Hit FPUs," as applicable in order for a Software Title to qualify as a Hits FPU in a Sales Territory, the following conditions, applicable per Hits Program, must be satisfied:

                  5.1.1 For all Hits Programs, the Software Title must have been commercially available as a Standard FPU in the applicable Sales Territory for at least [*] but not more than [*]. Notwithstanding the foregoing, a Software Title may qualify as a Hit FPU in the European or Japan Sales Territory after [*].

                  5.1.2 To qualify as a Platinum Family Hit, the Software Title must (i) have received an "E," or, in the event such rating is officially adopted by the ESRB, an "E10" rating, from the ESRB and or a "PEG13+" rating in Europe and/or an equivalent rating in the applicable Sales Territory (to the extent Software Titles are rated by regulatory boards within the applicable Sales Territory); and (ii) be character based and/or appeal, as determined by Microsoft in its sole good faith discretion, to children 12 years of age and younger.

                  5.1.3 In any [*] in a Sales Territory, Publisher may not publish more than [*] Software Titles as part of the Platinum or Classic Hits Family Program,

                  5.1.4 To qualify as a "Super Hit," a Software Title must have been a Hits FPU for at least [*]. The manufacturing requirements are different depending on whether a potential Super Hit started out as a Platinum or Classic Hit or Platinum or Classic Family Hit. No Software Title may be released as a Super Hit prior to [*].

                  5.1.5 Publisher must have manufactured the following minimum quantities of Standard and/or Hit FPUs (AS indicated below) for the applicable Sales Territory and Hits Program.


                             MICROSOFT CONFIDENTIAL            [MICROSOFT LOGO]
                                        4


[*] Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                       Table 4: Hits Manufacturing Requirements
-----------------------------------------------------------------------------------------------------------------------------
                                                                NA          EU         JAPAN        ASIA
                                                                -------    --------    -------     --------------------------
 Platinum or Classic Hits                                       [*]        [*]         [*]         [*]
 -Must be Standard FPUs

 Super Hits from Platinum or Classic Hits                       [*]        [*]         [*]         [*]
 - Must be Standard, Platinum or Classics Hit FPUs

 Platinum or Classic Family Hits                                [*]        [*]         [*]         [*]
 -Must be Standard FPUs

 Super Hits from Platinum or Classic Family Hits                [*]        [*]         [*]         [*]
 - Must be Standard, Platinum or Classic Family Hit FPUs



                  5.1.6 The Wholesale Price per Hit FPU other than Super Hits must not exceed [*] in the North American Sales Territory, the equivalent of [*] in local currency for the Asian Sales Territory, [*] in the European Sales Territory; and the suggested retail price must be less than [*] in the Japan Sales Territory. The Wholesale Price per Super Hits FPU must not exceed [*] in the North American Sales Territory, the equivalent of [*] in local currency for the Asia Sales Territory and [*] in the European Sales Territory.

         5.2 All Marketing Materials for a Hit FPU must clearly comply with all Microsoft branding requirements as may be required in each Sales Territory and Publisher shall submit all such Marketing Materials to Microsoft for its approval in accordance with the PLA. Notwithstanding the foregoing, all Hit FPUs must comply with the basic branding and other requirements for Marketing Materials set forth in the Xbox Guide.

         5.3 The Hit FPU version must be the same or substantially equivalent to the Standard FPU version of the Software Title. Publisher may modify or add additional content or features to the Hit FPU version of the Software Title (e.g., demos or game play changes) subject to Microsoft's review and approval, which approval shall not be unreasonably withheld, and Publisher acknowledges that any such modifications or additions may require the Software Title to be re-Certified at Publisher's expense.


6. Minimum Order Quantities


         6.1 Within [*] after the date on which both Microsoft and Publisher have authorized the Authorized Replicator to begin replication of FPUs for distribution to a specified Sales Territory, (receipt of both approvals is referred to as "Release to Manufacture"), Publisher must place orders to manufacture the minimum order quantities ("MOQs") as described in the Xbox Guide, which MOQ's may be updated and revised [*] and will be effective starting [*]. Currently, the MOQs are as follows:



                                Per Software Title         Per Disc
                                ------------------         --------
North American Sales Territory  [*]                        [*]
European Sales Territory        [*]                        [*]
Japan Sales Territory           [*]                        [*]
Asian Sales Territory           [*]                        [*]

         6.2 For the purposes of this Section, a "Disc" shall mean an FPU that is signed for use on a certain defined range of Xbox hardware, regardless of the number of languages or product SKUs contained thereon. The MOQs per Software Title are cumulative per Sales Territory. For example, if an FPU is released in both the North American Sales Territory and the European Sales Territory, the cumulative MOQ per Software Title would be [*]. The MOQ per Software Title and the MOQ per Disc, however, are not cumulative. For example, a single Disc FPU released only in the


                             MICROSOFT CONFIDENTIAL             [MICROSOFT LOGO]
                                        5


[*] Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

North America Sales Territory will have a total minimum order quantity of [*], which would cover the [*] MOQ per Software Title and the [*] MOQ per Disc (rather than [*] which would have been the total minimum order quantity if the MOQ per Software Title and the MOQ per Disc were cumulative).



        6.3 If Publisher fails to place orders to meet any applicable minimum order quantity within [*] of Release to Manufacture, Publisher shall immediately pay Microsoft the applicable Base Royalty for the number of FPUs represented by the difference between the applicable minimum order quantity and the number of FPUs of the Software Title actually ordered by Publisher.



7. Samples

For each Software Title published under the PLA, as soon as possible following Microsoft's request and at Publisher's cost, Publisher shall provide Microsoft with [*] FPUs and accompanying Marketing Materials per Sales Territory in which the FPU will be released. Such units may be used in marketing, as product samples, for customer support, testing and for archival purposes. Publisher will not have to pay a Base Royalty for such samples nor will such samples count towards the Unit Discount in Section 3 of this Amendment.



8. Demo Versions

If Publisher wishes to distribute a Demo Version, Publisher must obtain Microsoft's approval and Microsoft may charge a reasonable fee to offset costs of the Certification. Subject to the terms of the Xbox Guide, Demo Version(s) may be placed on a single disc, either as a stand-alone or with other Demo Versions and the suggested price of such units must be FREE or at a suggested retail price that does not exceed [*] or its equivalent in local currency. Unless separately addressed in the Xbox Guide, all rights, obligations and approvals set forth in the PLA as applying to Software Titles shall separately apply to any Demo Version. No royalties will be payable to Microsoft with respect to any Demo Versions.



9. BILLING ADDRESSES

Publisher may have up to three "bill to" addresses for the payment of royalties, one for the North American Manufacturing Region, one for the European Manufacturing Region and one for the Asian Manufacturing Region. If Publisher elects to have a billing address within a European union member country after [*], Publisher must submit a completed and signed enrollment form with Microsoft Ireland Operations Ltd. ("MIOL") attached hereto as Exhibit 4 prior to [*]. If the Publisher does not sign the MIOL enrollment form by [*], then all billing to any previously established European address will default to Publisher's "sold-to" address on file with Microsoft. If the Publisher has not signed the MIOL Enrollment form by [*] and has no address on file with Microsoft that is not within a European union member country, all manufacturing under the PLA will cease until a properly executed MIOL enrollment form is received.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Amendment Effective Date.

MICROSOFT LICENSING, GP                   ATARI, INC.

By (sign) ROXANNE V. SPRYNG               By (sign) HARRY RUBIN
---------------------------               --------------------------
Name (Print)                              Name (Print)
ROXANNE V. SPRYNG                         HARRY RUBIN

       SPM                                      Senior Executive VP
---------------------------               --------------------------
Title                                     Title

       Feb, 2005                                01/27/05
---------------------------               --------------------------
Date (Print mm/dd/yy)                     Date (Print mm/dd/yy)


                             MICROSOFT CONFIDENTIAL             [MICROSOFT LOGO]
                                        6


[*] Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                         Contract Number: [*]

                                   EXHIBIT 1

                           ROYALTY TIER SELECTION FORM


PLEASE COMPLETE THE BELOW INFORMATION, SIGN THE FORM, AND FAX IT TO MICROSOFT AT +1 (425) 708-2300 TO THE ATTENTION OF MICROSOFT LICENSING, GP (MSLI) AND YOUR ACCOUNT MANAGER


NOTES:

o THIS FORM MUST BE SUBMITTED AT LEAST [*] PRIOR TO THE FIRST MANUFACTURING ORDER BEING PLACED FOR THE SOFTWARE TITLE FOR EACH RESPECTIVE SALES TERRITORY. IF THIS FORM IS NOT SUBMITTED ON TIME, THE ROYALTY RATE WILL DEFAULT TO TIER 1 FOR THE APPLICABLE SALES TERRITORY.

o       A SEPARATE FORM MUST BE SUBMITTED FOR EACH SALES TERRITORY.




1. Publisher Name:______________________________________________________________


2. XBOX Software Title Name:____________________________________________________


3.   XMID Number:                                          4.  Manufacturing Region (check one):


____________________________________________                   _____  North America

                                                               _____  Europe

                                                               _____  Asia

5.  Sales Territory (check one):                           6.  Final Certification Date: __________________


    ____  North American Sales Territory
    ____  Japan Sales Territory
    ____  European Sales Territory
    ____  Asian Sales Territory


7.  Select Royalty Tier: (check one):  [*]


* Available only for manufacturing [*]

The undersigned represents that he/she has authority to submit this form on behalf of the above publisher, and that the information contained herein is true and accurate.


                                    -----------------------------------------
                                    By (sign)



                                    -----------------------------------------
                                    Name, Title (Print)


                                    --------------------------------------------
                                    E-Mail Address (for confirmation of receipt)



                                    -----------------------------------------
                                    Date (Print mm/dd/yy)




                             MICROSOFT CONFIDENTIAL             [MICROSOFT LOGO]


[*] Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                         Contract Number: [*]

                                   EXHIBIT 2

                            ROYALTY TIER CHANGE FORM


PLEASE COMPLETE THE BELOW INFORMATION, SIGN THE FORM, AND FAX IT TO MICROSOFT AT +1 (425) 708-2300 TO THE ATTENTION OF MICROSOFT LICENSING, GP (MSLI) AND YOUR ACCOUNT MANAGER.


NOTES:

o THIS FORM MUST BE SUBMITTED AT LEAST [*] PRIOR TO THE FIRST MANUFACTURING ORDER TO WHICH PUBLISHER DESIRES THE NEW BASE ROYALTY TO APPLY FOR EACH RESPECTIVE SALES TERRITORY.

o PUBLISHER UNDERSTANDS THAT BY SUBMITTING THIS FORM, THE SOFTWARE TITLE WILL NO LONGER BE ELIGIBLE TO PARTICIPATE IN ANY HITS PROGRAM,

o A SEPARATE FORM MUST BE SUBMITTED FOR EACH SALES TERRITORY IN WHICH PUBLISHER DESIRES TO CHANGE THE APPLICABLE BASE ROYALTY.

1. Publisher Name:________________________________________________________

2. Xbox Software Title Name:______________________________________________

3. XMID Number:                                         4. Manufacturing Region (check one):

__________________________________________              ____  North America
                                                        ____  Europe
                                                        ____  Asia

5. Sales Territory (check one):                         6. First Commercial Release (must be on or after [*])

  ___  North American Sales Territory
  ___  Japan Sales Territory                            _________________________________________
  ___  European Sales Territory
  ___  Asia Sales Territory


7. Current royalty tier: [*]

8. Select New Royalty Tier: (check one):  [*]


* Available only for manufacturing orders [*]



The undersigned represents that he/she has authority to submit this form on behalf of the above publisher, and that the information contained herein is true and accurate.




                                    -----------------------------------------
                                    By (sign)



                                    -----------------------------------------
                                    Name, Title (Print)


                                    --------------------------------------------
                                    E-Mail Address (for confirmation of receipt)



                                    -----------------------------------------
                                    Date (Print mm/dd/yy)


                             MICROSOFT CONFIDENTIAL             [MICROSOFT LOGO]


[*] Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                         Contract Number: [*]

                                   EXHIBIT 3

                           HITS PROGRAMS ELECTION FORM


PLEASE COMPLETE THE BELOW INFORMATION, SIGN THE FORM, AND FAX IT TO MICROSOFT AT +1 (425) 708-2300 TO THE ATTENTION OF MICROSOFT LICENSING, GP (MSLI) AND YOUR ACCOUNT MANAGER,


NOTES:

o THIS FORM MUST BE SUBMITTED BY A PUBLISHER AT LEAST [*] PRIOR TO THE TARGET COMMERCIAL RELEASE DATE FOR A SOFTWARE TITLE IN A HITS PROGRAM IN ANY SALES TERRITORY.

o A SEPARATE FORM MUST BE SUBMITTED FOR EACH SALES TERRITORY IN WHICH THE PUBLISHER WISHES TO PUBLISH A SOFTWARE TITLE AS PART OF A HITS PROGRAM AND FOR EACH HITS PROGRAM.

1)       Publisher Name:________________________________________________________

2)       Xbox Software Title Name:_______________________________________________

3)       XMID Number:___________________________________________________________

4)       (circle one)

                 Platinum Hits                                   Platinum Family Hits
                 Classic Hits                                    Classic Family Hits
                 Super Hits from Platinum or Classic Hits        Super Hits from Platinum or Classic Family Hits



5) Sales Territory for which Publisher wants to publish the Software Title as a Hit FPU (check one):


        ___ North American Sales Territory     ____   Japan Sales Territory (Platinum Hits only)
        ___ European Sales Territory           ____   Asian Sales Territory


6) Date of Commercial Release of Software Title in applicable Sales Territory:

7) Number of FPUs manufactured to date for the Software Title in the applicable Sales Territory (include Hits
FPUs for Super Hits program):______________

8) Projected Commercial Release date of Software Title in the applicable Sales Territory as part of Hits Program:_______________

9) Manufacturing Region for Hit FPUs (circle one):    North American        European       Asian


The undersigned represents that he/she has authority to submit this form on behalf of the above publisher, and that the information contained herein is true and accurate.



                                    -----------------------------------------
                                    By (sign)



                                    -----------------------------------------
                                    Name, Title (Print)


                                    --------------------------------------------
                                    E-Mail Address (for confirmation of receipt)



                                    -----------------------------------------
                                    Date (Print mm/dd/yy)


                             MICROSOFT CONFIDENTIAL             [MICROSOFT LOGO]

[*] Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                         Contract Number: [*]
                                   EXHIBIT 4

                         XBOX PUBLISHER ENROLLMENT FORM


PLEASE COMPLETE THE FORM ABOVE, SIGN IT, AND FAX IT TO MICROSOFT AT +1 (425) 708-2300 TO THE ATTENTION OF YOUR ACCOUNT MANAGER.


NOTE: PUBLISHER MUST COMPLETE, SIGN AND SUBMIT THIS ENROLLMENT FORM PRIOR TO [*] TO HAVE A BILLING ADDRESS WITHIN A EUROPEAN UNION MEMBER COUNTRY (INCLUDING PREVIOUSLY ESTABLISHED ADDRESSES).


         This XBOX Publisher License Enrollment ("Enrollment") is entered into between Microsoft Ireland Operations Ltd. ("MIOL") and_________________________ ("Publisher"), and effective as of the latter of the two signatures identified below. The terms of that certain Publisher License Agreement signed by Microsoft Licensing GP and_________________________dated on or about______________________
(the "PLA") ARE incorporated herein by reference.


        1. Term. This Enrollment will expire on the date on which the PLA expires, unless it is terminated earlier as provided for in that agreement.

        3. Representations and warranties. By signing this Enrollment, the parties agree to be bound by the terms of this Enrollment and Publisher represents and warrants that: (i) it has read and understood the PLA, including any amendments thereto, and agree to be bound by those; (ii) it is either the entity that signed the PLA or its affiliate; and (iii) the information that provided herein is accurate.

         4. Notices; Requests. All notices and requests in connection with this Agreement are deemed given on the third day after they are deposited in the applicable country's mail system (7 days if sent internationally), postage prepaid, certified or registered, return receipt requested; or the day after they are sent by overnight courier, charges prepaid, with a confirming fax; and addressed as follows:


Publisher:_____________________________________          Microsoft:       MICROSOFT IRELAND OPERATIONS LTD.
                                                                          Microsoft European Operations Centre,
Attention:_____________________________________                           Atrium Building Block B,
                                                                          Carmenhall Road,
FAX:___________________________________________                           Sandyford Industrial Estate
                                                                          Dublin 18
Phone: ________________________________________                           Ireland


Email:  ________________________________________                          Fax: 353 1 706 4110


                                                         Attention:       __________________________________


                                                         with a cc to:    MICROSOFT CORPORATION
                                                                          One Microsoft Way
                                                                          Redmond, WA 98052-6399


                                                         Attention:       Law & Corporate Affairs Department
                                                                          Consumer Legal Group, H&ED (XBOX)
                                                                          FAX: +1(425)706-7329


or to such other address as the party to receive the notice or request so designates by written notice to the other.

                  [remainder of page intentionally left blank]

                             MICROSOFT CONFIDENTIAL             [MICROSOFT LOGO]

[*] Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

         5. Billing Address. Publisher's billing address for the European Manufacturing Region is as follows:

                  Name:
                                      -------------------
                  Address:
                                      -------------------

                                      -------------------

                                      -------------------

                  VAT number:
                                      -------------------

                  Attention:
                                      -------------------

                  Email address:
                                      -------------------

                  Fax:
                                      -------------------

                  Phone:
                                      -------------------

MICROSOFT IRELAND OPERATIONS LTD.                   PUBLISHER:
                                                              -------------------------------

---------------------------------                   -----------------------------------------
By (sign)                                           By (sign)

---------------------------------                   -----------------------------------------
Name (Print)                                        Name (Print)


---------------------------------                   -----------------------------------------
Title                                               Title


---------------------------------                   -----------------------------------------
Date (Print mm/dd/yy)                               Date (Print mm/dd/yy)



                                                                [MICROSOFT LOGO]